As filed with the Securities and Exchange Commission on January 24, 2013

Registration Statement No. 333 -170598

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE

AMENDMENT NO. 1

TO

FORM F-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SHIP FINANCE INTERNATIONAL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Ship Finance International Limited Par-la-Ville Place 14 Par-la-Ville Road Hamilton, HM 08 Bermuda +1 (441) 295 6935	Seward & Kissel LLP Attention: Gary J. Wolfe, Esq. One Battery Park Plaza New York, New York 10004 (212) 574-1200
(Address and telephone number of Registrant’s principal executive offices)	(Name, address and telephone number of agent for service)

Copies to:

Gary J. Wolfe, Esq.

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

(212) 574-1200

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective as determined by market conditions and other factors.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-170598) is being filed by Ship Finance International Limited for the sole purpose of adding Exhibit 25.2 to the Registration Statement as set forth below.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter	Country of Incorporation	IRS Employer I.D. No.	Primary Standard Industrial Classification Code No.
Rig Finance Ltd.	Bermuda	N/A	1381
Rig Finance II Limited	Bermuda	N/A	1381
SFL Bulk Holding Ltd.	Bermuda	N/A	4412
SFL Capital I Ltd.	Bermuda	N/A	4412
SFL Capital II Ltd.	Bermuda	N/A	4412
SFL Container Holding Limited	Bermuda	N/A	4412
Benmore Shipping Company Limited	Cyprus	N/A	4412
Newbond Shipping Company Limited	Cyprus	N/A	4412
Hudson Bay Marine Company Limited	Cyprus	N/A	4412
Jaymont Shipping Company Limited	Cyprus	N/A	4412
Front Opalia Inc	Liberia	N/A	4412
Ariake. Transport Corporation	Liberia	N/A	4412
Bonfield Shipping Ltd.	Liberia	N/A	4412
Edinburgh Navigation S.A.	Liberia	N/A	4412
Front Ardenne Inc.	Liberia	N/A	4412
Front Brabant Inc.	Liberia	N/A	4412
Front Falcon Corp.	Liberia	N/A	4412
Front Glory Shipping Inc.	Liberia	N/A	4412
Front Pride Shipping Inc.	Liberia	N/A	4412
Front Saga Inc.	Liberia	N/A	4412
Front Scilla Inc.	Liberia	N/A	4412
Front Serenade Inc.	Liberia	N/A	4412
Front Shadow Inc.	Liberia	N/A	4412
Front Splendour Shipping Inc.	Liberia	N/A	4412
Front Stratus Inc.	Liberia	N/A	4412
Golden Estuary Corporation	Liberia	N/A	4412
Golden Fjord Corporation	Liberia	N/A	4412
Golden Narrow Corporation	Liberia	N/A	4412
Golden Seaway Corporation	Liberia	N/A	4412
Golden Sound Corporation	Liberia	N/A	4412
Golden Tide Corporation	Liberia	N/A	4412
Hitachi Hull 4983 Ltd.	Liberia	N/A	4412
Katong Investments Limited	Liberia	N/A	4412
Millcroft Maritime S.A.	Liberia	N/A	4412
Sea Ace Corporation	Liberia	N/A	4412
SFL Hudson Inc.	Liberia	N/A	4412
SFL Kate Inc.	Liberia	N/A	4412
SFL Kent Inc.	Liberia	N/A	4412
SFL Medway Inc.	Liberia	N/A	4412
SFL Sara Inc.	Liberia	N/A	4412
SFL Spey Inc.	Liberia	N/A	4412
SFL Trent Inc.	Liberia	N/A	4412
SFL Tyne Inc.	Liberia	N/A	4412
SFL Yukon Inc.	Liberia	N/A	4412
Ultimate Shipping Limited	Liberia	N/A	4412
Aspinall Pte Ltd.	Singapore	N/A	4412
Blizana Pte Ltd	Singapore	N/A	4412
Bolzano Pte Ltd	Singapore	N/A	4412
Cirebon Shipping Pte Ltd.	Singapore	N/A	4412
Fox Maritime Pte Ltd.	Singapore	N/A	4412
Front Dua Private Limited	Singapore	N/A	4412
Front Empat Private Limited	Singapore	N/A	4412
Front Enam Private Limited	Singapore	N/A	4412
Front Lapan Private Limited	Singapore	N/A	4412
Front Lima Private Limited	Singapore	N/A	4412

Exact Name of Registrant as Specified in its Charter	Country of Incorporation	IRS Employer I.D. No.	Primary Standard Industrial Classification Code No.
Front Tiga Private Limited	Singapore	N/A	4412
Front Sembilan Private Limited	Singapore	N/A	4412
Rettie Pte Ltd	Singapore	N/A	4412
Transcorp Pte Ltd	Singapore	N/A	4412
Ship Finance Management AS	Norway	N/A	4412
Madeira International Corp.	Liberia	N/A	4412
Front Highness Inc.	Marshall Islands	N/A	4412
Front Lady Inc.	Marshall Islands	N/A	4412
SFL Europa Inc,	Marshall Islands	N/A	4412
SFL Chemical Tanker Ltd.	Marshall Islands	N/A	4412
SFL Chemical Tanker II Ltd.	Marshall Islands	N/A	4412
SFL Sea Cheetah Limited	Cyprus	N/A	4412
SFL Sea Halibut Limited	Cyprus	N/A	4412
SFL Sea Pike Limited	Cyprus	N/A	4412
SFL Sea Jaguar Limited	Cyprus	N/A	4412
SFL Sea Bear Limited	Cyprus	N/A	4412
SFL Sea Leopard Limited	Cyprus	N/A	4412
SFL West Polaris Limited	Bermuda	N/A	1381
SFL Deepwater Ltd.	Bermuda	N/A	1381
SFL Geo I Limited	Bermuda	N/A	4412
SFL Geo II Limited	Bermuda	N/A	4412
SFL Geo III Limited	Bermuda	N/A	4412
Front Transporter Inc.	Liberia	N/A	4412
SFL Sea Trout Limited	Cyprus	N/A	4412
SFL Avon Inc,	Liberia	N/A	4412
SFL. Clyde Inc.	Liberia	N/A	4412
SFL Dee Inc.	Liberia	N/A	4412
SFL Humber Inc.	Liberia	N/A	4412
SFL Tamar Inc.	Liberia	N/A	4412
Front Heimdall Inc.	Liberia	N/A	4412
Front Baldur Inc.	Liberia	N/A	4412
SFL Golden Island Ltd.	Bermuda	N/A	4412
SFL Golden Straits Ltd.	Bermuda	N/A	4412
SFL Ace 1 Company Limited	Malta	N/A	4412
SFL Ace 2 Company Limited	Malta	N/A	4412

TABLE OF CONTENTS

PART II

Item 9. Exhibits

SIGNATURES

Exhibit 25.2

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Part II

Information Not Required in the Prospectus

Item 8. Indemnification of Directors and Officers.

Section 98 of the Companies Act of 1981 of the Islands of Bermuda, as amended, or the Companies Act, permits the Bye-Laws of a Bermuda company to contain a provision exempting from personal liability of a director or officer to the company for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence default, breach of duty or breach of trust of which the officer or person may be guilty.

Section 98 of the Companies Act grants companies the power (except in relation to an allegation of fraud or dishonesty proved against them) to indemnify directors and officers of the company if any such person was or is a party or threatened to be made a party to a threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director and officer of the company or was serving in a similar capacity for another entity at the company’s request.

Section 98A of the Companies Act permits a company to purchase and maintain insurance on behalf of any officer for any liability asserted against him or her and liability and expenses incurred in his or her capacity as a director, officer, employee or agent arising out of his or her status as such in respect of any loss arising or liability attaching to him or her by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the officer may be guilty in relation to the company or any subsidiary thereof. While the Company has not previously maintained such insurance, it is currently in the process of applying for and attempting to procure such a policy for current and prior directors.

Bye-laws number 136 through 144 of Ship Finance International Limited, or the Company, provide as follows:

136.	No Director, Alternate Director, Officer, member of a committee authorized under Bye-law 98, Resident Representative of the Company or their respective heirs, executors or administrators shall be liable for the acts, receipts, neglects, or defaults of any other such person or any person involved in the formation of the Company, or for any loss or expense incurred by the Company through the insufficiency or deficiency of title to any property acquired by the Company, or for the insufficiency or deficiency of any security in or upon which any of the monies of the Company shall be invested, or for any loss or damage arising from the bankruptcy, insolvency, or tortious act of any person with whom any monies, securities or effects shall be deposited, or for any loss occasioned by any error of judgment, omission, default, or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in relation to the execution of his duties, or supposed duties, to the Company or otherwise in relation thereto.

137.	Every Director, Alternate Director, Officer, member of a committee constituted under Bye-law 98, Resident Representative of the Company or their respective heirs, executors or administrators shall be indemnified and held harmless out of the funds of the Company to the fullest extent permitted by Bermuda law against all liabilities loss damage or expense (including but not limited to liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) incurred or suffered by him as such Director, Alternate Director, Officer, committee member or Resident Representative and the indemnity contained in this Bye-law shall extend to any person acting as such Director, Alternate Director, Officer, committee member or Resident Representative in the reasonable belief that he has been so appointed or elected notwithstanding any defect in such appointment or election.

138.	Every Director, Alternate Director, officer, member of a committee constituted under Bye-law 98, Resident Representative of the Company and their respective heirs, executors or administrators shall be indemnified out of the funds of the Company against all liabilities incurred by him as such Director, Alternate Director, Officer, member of a committee constituted under Bye-law 98, Resident Representative in defending any proceedings, whether civil or criminal, in which judgment is given in his favour, or in which he is acquitted, or in connection with any application under the Companies Acts in which relief from liability is granted to him by the court.

139.	To the extent that any Director, Alternate Director, Officer, member of a committee constituted under Bye-law 98, Resident Representative of the Company or any of their respective heirs, executors or administrators is entitled to claim an indemnity pursuant to these Bye-laws in respect of amounts paid or discharged by him, the relative indemnity shall take effect as an obligation of the Company to reimburse the person making such payment or effecting such discharge.

140.	The Board of Directors may arrange for the Company to be insured in respect of all or any part of its liability under the provision of these Bye-laws and may also purchase and maintain insurance for the benefit of any Directors, Alternate Directors, Officers, person or member of a committee authorised under Bye-law 98, employees or Resident Representatives of the Company in respect of any liability that may be incurred by them or any of them howsoever arising in connection with their respective duties or supposed duties to the Company. This Bye-law shall not be construed as limiting the powers of the Board to effect such other insurance on behalf of the Company as it may deem appropriate.

141.	Notwithstanding anything contained in the Principal Act, the Company may advance moneys to an Officer or Director for the costs, charges and expenses incurred by the Officer or Director in defending any civil or criminal proceedings against them on the condition that the Director or Officer shall repay the advance if any allegation of fraud or dishonesty is proved against them.

142.	Each Member agrees to waive any claim or right of action he might have, whether individually or by or in the right of the Company, against any Director, Alternate Director, Officer of the Company, person or member of a committee authorised under Bye-law 107, Resident Representative of the Company or any of their respective heirs, executors or administrators on account of any action taken by any such person, or the failure of any such person to take any action in the performance of his duties, or supposed duties, to the Company or otherwise in relation thereto.

143.	The restrictions on liability, indemnities and waivers provided for in Bye-laws 136 to 142 inclusive shall not extend to any matter which would render the same void pursuant to the Companies Acts.

144.	The restrictions on liability, indemnities and waivers contained in Bye-laws 136 to 142 inclusive shall be in addition to any rights which any person concerned may otherwise be entitled by contract or as a matter of applicable Bermuda law.

Item 9.	Exhibits

A list of exhibits included as part of this registration statement is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

Item 10.	Undertakings.

(a)	The undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the registration statement is on Form S-3 orForm F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Securities Act of 1933 need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Securities Act of 1933 or Rule 3-19 under the Securities Act of 1933 if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

(5)	That, for the purpose of determining any liability under the Securities Act of 1933 to any purchaser:

(i)	If the registrant is relying on Rule 430B:

(A)	Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of this registration statement as of the date the filed prospectus was deemed part of and included in this registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(6)	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b)	The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	— (d) Not applicable

(e)	The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report, to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

(f)	— (g) Not applicable

(h)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(i)	Not applicable

(j)	The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

(k)	— (l) Not applicable

EXHIBIT INDEX

Exhibit Number	Description

25.2	T-1 Statement of Eligibility of U.S. Bank National Association

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda.

Ship Finance International Limited (Registrant)

Date January 24, 2013	By	/s/ OLE B. HJERTAKER*
Ole B. Hjertaker Chief Executive Officer Ship Finance Management AS

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ole B. Hjertaker, Harald Gurvin, Magnus Valeberg, Georgina Sousa, Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ OLE B. HJERTAKER*	Chief Executive Officer and Interim Chief Financial Officer	January 24, 2013
Ole B. Hjertaker	Ship Finance Management AS (Principal Executive, Financial and Accounting Officer)

/s/ HANS PETTER AAS*	Director and Chairman	January 24, 2013
Hans Petter Aas

/s/ KATE BLANKENSHIP*	Director	January 24, 2013
Kate Blankenship

/s/ PAUL LEAND JR.*	Director	January 24, 2013
Paul Leand Jr.

/s/ CECILIE A. FREDRIKSEN*	Director	January 24, 2013
Cecilie A. Fredriksen

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

RIG FINANCE LTD.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

/s/ Harald Gurvin*	Director & Vice President	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa* Georgina Sousa	Director, President & Secretary	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

RIG FINANCE II LIMITED

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

/s/ Harald Gurvin*	Director & Vice President	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa* Georgina Sousa	Director, President & Secretary	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL BULK HOLDING LTD.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

/s/ Harald Gurvin*	Director & Vice President	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa* Georgina Sousa	Director, President & Secretary	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL CAPITAL I LTD.

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director	January 24, 2013

/s/ Georgina Sousa*	Director & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL CAPITAL II LTD.

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director	January 24, 2013

/s/ Georgina Sousa*	Director & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL CONTAINER HOLDING LIMITED

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director	January 24, 2013

/s/ Georgina Sousa*	Director & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

BENMORE SHIPPING COMPANY LIMITED

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director	January 24, 2013

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

/s/ Marios Saveriades*	Director	January 24, 2013
Marios Saveriades

/s/ Georgina Sousa*	Director & Secretary	January 24, 2013
Georgina Sousa

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

NEWBOND SHIPPING COMPANY LIMITED

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director	January 24, 2013

/s/ Marios Saveriades*	Director	January 24, 2013
Marios Saveriades

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

/s/ Georgina Sousa*	Director & Secretary	January 24, 2013
Georgina Sousa

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

HUDSON BAY MARINE COMPANY LIMITED

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director	January 24, 2013

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

/s/ Marios Saveriades* Marios Saveriades	Director	January 24, 2013

/s/ Georgina Sousa*	Director & Secretary	January 24, 2013
Georgina Sousa

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

JAYMONT SHIPPING COMPANY LIMITED

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Marios Saveriades*	Director	January 24, 2013
Marios Saveriades

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Georgina Sousa*	Director & Secretary	January 24, 2013
Georgina Sousa

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT OPALIA INC

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

ARIAKE TRANSPORT CORPORATION

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

BONFIELD SHIPPING LTD.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

EDINBURGH NAVIGATION S.A.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT ARDENNE INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT BRABANT INC

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT FALCON CORP.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT GLORY SHIPPING INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT PRIDE SHIPPING INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT SAGA INC.

/s/ Georgina Sousa*
Name: Georgina Sousa Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT SCILLA INC.

/s/ Georgina Sousa*
Name: Georgina Sousa Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT SERENADE INC.

/s/ Georgina Sousa*
Name: Georgina Sousa Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT SHADOW INC.

/s/ Georgina Sousa*
Name: Georgina Sousa Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT SPLENDOUR SHIPPING INC.

/s/ Georgina Sousa*
Name: Georgina Sousa Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT STRATUS INC.

/s/ Georgina Sousa*
Name: Georgina Sousa Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

GOLDEN ESTUARY CORPORATION

/s/ Georgina Sousa*
Name: Georgina Sousa Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

GOLDEN FJORD CORPORATION

/s/ Georgina Sousa*
Name: Georgina Sousa Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

GOLDEN NARROW CORPORATION

/s/ Georgina Sousa*
Name: Georgina Sousa Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

GOLDEN SEAWAY CORPORATION

/s/ Georgina Sousa*
Name: Georgina Sousa Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

GOLDEN SOUND CORPORATION

/s/ Georgina Sousa*
Name: Georgina Sousa
Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi

Name: Donald J. Puglisi
Title: Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

GOLDEN TIDE CORPORATION

/s/ Georgina Sousa*
Name: Georgina Sousa
Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi

Name: Donald J. Puglisi
Title: Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

HITACHI HULL 4983 LTD.

/s/ Georgina Sousa*
Name: Georgina Sousa
Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi

Name: Donald J. Puglisi
Title: Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

KATONG INVESTMENTS LIMITED

/s/ Georgina Sousa*
Name: Georgina Sousa
Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi

Name: Donald J. Puglisi
Title: Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

MILLCROFT MARITIME S.A.

/s/ Georgina Sousa*
Name: Georgina Sousa
Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi

Name: Donald J. Puglisi
Title: Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SEA ACE CORPORATION

/s/ Georgina Sousa*
Name: Georgina Sousa
Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi

Name: Donald J. Puglisi
Title: Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL HUDSON INC.

/s/ Georgina Sousa*
Name: Georgina Sousa
Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi

Name: Donald J. Puglisi
Title: Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL KATE INC.

/s/ Georgina Sousa*
Name: Georgina Sousa
Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi

Name: Donald J. Puglisi
Title: Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL KENT INC.

/s/ Georgina Sousa*
Name: Georgina Sousa
Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi

Name: Donald J. Puglisi
Title: Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL MEDWAY INC.

/s/ Georgina Sousa*
Name: Georgina Sousa
Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director & Vice President	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi

Name: Donald J. Puglisi
Title: Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL SARA INC.

/s/ Georgina Sousa*
Name: Georgina Sousa
Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi

Name: Donald J. Puglisi
Title: Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL SPEY INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director & Vice President	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL TRENT INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*
Harald Gurvin	Director , Vice President & Treasurer	January 24, 2013

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL TYNE INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL YUKON INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

ULTIMATE SHIPPING LIMITED

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

ASPINALL PTE LTD.

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Georgina Sousa*	Director	January 24, 2013
Georgina Sousa

/s/ Rudy Tan Boon Aun	Director	January 24, 2013
Rudy Tan Boon Aun

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

BLIZANA PTE LTD.

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Georgina Sousa*	Director	January 24, 2013
Georgina Sousa

/s/ Kumar Satnam Singh*	Director	January 24, 2013
Kumar Satnam Singh

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

BOLZANO PTE LTD.

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Georgina Sousa*	Director	January 24, 2013
Georgina Sousa

/s/ Kumar Satnam Singh*	Director	January 24, 2013
Kumar Satnam Singh

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

CIREBON SHIPPING PTE LTD.

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Georgina Sousa*	Director	January 24, 2013
Georgina Sousa

/s/ Rudy Tan Boon Aun*	Director	January 24, 2013
Rudy Tan Boon Aun

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FOX MARITIME PTE LTD.

/s/ Harald Gurvin*
Name: Harald Gurvin
Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director	January 24, 2013

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

/s/ Georgina Sousa* Georgina Sousa	Director	January 24, 2013

/s/ Kumar Satnam Singh* Kumar Satnam Singh	Director	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT DUA PRIVATE LIMITED

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Georgina Sousa*	Director	January 24, 2013
Georgina Sousa

/s/ Kumar Satnam Singh*	Director	January 24, 2013
Kumar Satnam Singh

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT EMPAT PRIVATE LIMITED

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Georgina Sousa*	Director	January 24, 2013
Georgina Sousa

/s/ Kumar Satnam Singh*	Director	January 24, 2013
Kumar Satnam Singh

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT ENAM PRIVATE LIMITED

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Georgina Sousa*	Director	January 24, 2013
Georgina Sousa

/s/ Kumar Satnam Singh*	Director	January 24, 2013
Kumar Satnam Singh

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT LAPAN PRIVATE LIMITED

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Georgina Sousa*	Director	January 24, 2013
Georgina Sousa

/s/ Kumar Satnam Singh*	Director	January 24, 2013
Kumar Satnam Singh

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT LIMA PRIVATE LIMITED

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Georgina Sousa*	Director	January 24, 2013
Georgina Sousa

/s/ Kumar Satnam Singh*	Director	January 24, 2013
Kumar Satnam Singh

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT TIGA PRIVATE LIMITED

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Georgina Sousa*	Director	January 24, 2013
Georgina Sousa

/s/ Kumar Satnam Singh*	Director	January 24, 2013
Kumar Satnam Singh

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT SEMBILAN PRIVATE LIMITED

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Georgina Sousa*	Director	January 24, 2013
Georgina Sousa

/s/ Kumar Satnam Singh*	Director	January 24, 2013
Kumar Satnam Singh

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

RETTIE PTE LTD.

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Georgina Sousa*	Director	January 24, 2013
Georgina Sousa

/s/ Kumar Satnam Singh*	Director	January 24, 2013
Kumar Satnam Singh

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

TRANSCORP PTE LTD.

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Georgina Sousa*	Director	January 24, 2013
Georgina Sousa

/s/ Kumar Satnam Singh*	Director	January 24, 2013
Kumar Satnam Singh

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SHIP FINANCE MANAGEMENT AS

/s/ Erling Lind*
Name:	Erling Lind
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Erling Lind*	Director	January 24, 2013
Erling Lind

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Ole Hjertaker*	Director	January 24, 2013
Ole Hjertaker

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

MADEIRA INTERNATIONAL CORP.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director , Vice President & Treasurer	January 24, 2013

/s/ Georgina Sousa* Georgina Sousa	Director, President & Secretary	January 24, 2013

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT HIGHNESS INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director , Vice President & Treasurer	January 24, 2013

/s/ Georgina Sousa* Georgina Sousa	Director, President & Secretary	January 24, 2013

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT LADY INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director , Vice President & Treasurer	January 24, 2013

/s/ Georgina Sousa* Georgina Sousa	Director, President & Secretary	January 24, 2013

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL EUROPA INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director , Vice President & Treasurer	January 24, 2013

/s/ Georgina Sousa* Georgina Sousa	Director, President & Secretary	January 24, 2013

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL CHEMICAL TANKER LTD.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director , Vice President & Treasurer	January 24, 2013

/s/ Georgina Sousa* Georgina Sousa	Director, President & Secretary	January 24, 2013

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL CHEMICAL TANKER II LTD.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director , Vice President & Treasurer	January 24, 2013

/s/ Georgina Sousa* Georgina Sousa	Director, President & Secretary	January 24, 2013

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL SEA CHEETAH LIMITED

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director	January 24, 2013

/s/ Mario Saveriades* Mario Saveriades	Director	January 24, 2013

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

/s/ Georgina Sousa* Georgina Sousa	Director & Secretary	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL SEA HALIBUT LIMITED

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director	January 24, 2013

/s/ Mario Saveriades* Mario Saveriades	Director	January 24, 2013

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

/s/ Georgina Sousa* Georgina Sousa	Director & Secretary	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL SEA PIKE LIMITED

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director	January 24, 2013

/s/ Mario Saveriades* Mario Saveriades	Director	January 24, 2013

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

/s/ Georgina Sousa* Georgina Sousa	Director & Secretary	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL SEA JAGUAR LIMITED

/s/ Harald Gurvin*
Name:	Harald Gurvin
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin* Harald Gurvin	Director	January 24, 2013

/s/ Mario Saveriades* Mario Saveriades	Director	January 24, 2013

/s/ Kate Blankenship* Kate Blankenship	Director	January 24, 2013

/s/ Georgina Sousa* Georgina Sousa	Director & Secretary	January 24, 2013

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL SEA BEAR LIMITED

/s/ Harald Gurvin*
Name: Harald Gurvin Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Mario Saveriades*	Director	January 24, 2013
Mario Saveriades

/s/ Georgina Sousa*	Director & Secretary	January 24, 2013
Georgina Sousa

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL SEA LEOPARD LIMITED

/s/ Harald Gurvin*
Name: Harald Gurvin Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Mario Saveriades*	Director	January 24, 2013
Mario Saveriades

/s/ Georgina Sousa*	Director & Secretary	January 24, 2013
Georgina Sousa

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL WEST POLARIS LIMITED

/s/ Georgina Sousa*
Name: Georgina Sousa Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director & Vice President	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL DEEPWATER LTD.

/s/ Georgina Sousa*
Name: Georgina Sousa Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director & Vice President	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL GEO I LIMITED

/s/ Georgina Sousa*
Name: Georgina Sousa Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director & Vice President	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL GEO II LIMITED

/s/ Georgina Sousa*
Name: Georgina Sousa Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director & Vice President	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL GEO III LIMITED

/s/ Georgina Sousa*
Name: Georgina Sousa Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director & Vice President	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT TRANSPORTER INC.

/s/ Georgina Sousa*
Name: Georgina Sousa Title: Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL SEA TROUT LIMITED

/s/ Harald Gurvin*
Name: Harald Gurvin Title: Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director	January 24, 2013
Harald Gurvin

/s/ Marios Saveriades*	Director	January 24, 2013
Marios Saveriades

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

/s/ Georgina Sousa*	Director & Secretary	January 24, 2013
Georgina Sousa

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL CLYDE INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL DEE INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL HUMBER INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL TAMAR INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT HEIMDALL INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

FRONT BALDUR INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL GOLDEN ISLAND LTD.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL GOLDEN STRAITS LTD.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director & Vice President	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL ACE 1 COMPANY LIMITED

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL ACE 2 COMPANY LIMITED

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on January 24, 2013.

SFL AVON INC.

/s/ Georgina Sousa*
Name:	Georgina Sousa
Title:	Director, President & Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harald Gurvin*	Director , Vice President & Treasurer	January 24, 2013
Harald Gurvin

/s/ Georgina Sousa*	Director, President & Secretary	January 24, 2013
Georgina Sousa

/s/ Kate Blankenship*	Director	January 24, 2013
Kate Blankenship

*By:	/s/ Gary J. Wofe
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on January 24, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald Puglisi
	Name:	Donald J. Puglisi
	Title:	Authorized Representative in the United States